SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 23, 2006

                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851

                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765

                            Telephone: (203) 846-2274


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 204.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

     The registrant announced in a press release issued on February 10, 2006, that it had reached an agreement in principle with Sesame Workshop, the nonprofit educational organization behind Sesame Street, for a new publishing license focusing on book and audio CD formats. The parties intend to negotiate in good faith to sign a definitive agreement as quickly as possible.


Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

         99.6     Press release of the Registrant, dated February 10, 2006.




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRUDY CORPORATION

Date:   February 23, 2006             By /s/ ASHLEY C ANDERSEN
                                         ----------------------------------
                                         Ashley C Andersen,
                                         Chief Executive Officer